Exhibit 10.8

[__], 2024

CONFIDENTIAL

Stellar V Sponsor LLC

230 Park Avenue

Suite 1540

New York, NY 10169

Re:	Indemnification Agreement with respect to Proposed Offering

Ladies and Gentlemen:

Stellar V Sponsor LLC (the “Sponsor”) has requested that BTIG, LLC (“BTIG”) provide certain investment banking services (the “Services”) in connection with a potential private placement (the “Proposed Offering”) of membership units of the Sponsor. BTIG’s Services hereunder in connection with the Proposed Offering may include, but not necessarily be limited to, introduction of the Sponsor to potential qualified investors, assisting the Sponsor in arranging meetings and communications with potential qualified investors and such other services as the Sponsor and BTIG may from time to time agree.

The Sponsor and BTIG hereby agree as follows:

1. (a) To the extent permitted by law, the Sponsor will indemnify BTIG and its affiliates, stockholders, directors, officers, employees, members, partners and controlling persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) against all losses, claims, damages, expenses and liabilities, as the same are incurred (including the reasonable fees and expenses of counsel), relating to or arising out of the Proposed Offering or the Services, except to the extent that any losses, claims, damages, expenses or liabilities (or actions in respect thereof) are found in a final judgment (not subject to appeal) by a court of law to have resulted primarily and directly from BTIG’s fraud, willful misconduct, or gross negligence in performing the Services described herein. Notwithstanding any provision of this agreement to the contrary, the Sponsor agrees that neither BTIG nor its affiliates, and the respective members, officers, directors, employees, agents and representatives of BTIG, its affiliates and each other person, if any, controlling BTIG or any of its affiliates, will have any liability (whether direct or indirect, in contract or tort or otherwise) to the Sponsor for or in connection with the Proposed Offering or the Services, except for any such liability for losses, claims, damages or liabilities incurred by the Sponsor that are finally judicially determined to have resulted from the fraud, willful misconduct or gross negligence of such individuals or entities.

(b) Promptly after receipt by BTIG of notice of any claim or the commencement of any action or proceeding with respect to which BTIG is entitled to indemnity hereunder, BTIG will notify the Sponsor in writing of such claim or of the commencement of such action or proceeding, but failure to so notify the Sponsor shall not relieve the Sponsor from any obligation it may have hereunder, except and only to the extent such failure results in the forfeiture by the Sponsor of substantial rights and defenses. If the Sponsor so elects or is requested by BTIG, the Sponsor will assume the defense of such action or proceeding and will employ counsel reasonably satisfactory to BTIG and will pay the fees and expenses of such counsel. Notwithstanding the preceding sentence, BTIG will be entitled to employ counsel separate from counsel for the Sponsor and from any other party in such action if counsel for BTIG reasonably determines that it would be inappropriate under the applicable rules of professional responsibility for the same counsel to represent both the Sponsor and BTIG. In such event, the reasonable fees and disbursements of no more than one such separate counsel will be paid by the Sponsor, in addition to local counsel. The Sponsor will have the exclusive right to settle the claim or proceeding provided that the Sponsor will not settle any such claim, action or proceeding without the prior written consent of BTIG, which will not be unreasonably withheld.

(c) The Sponsor agrees to notify BTIG promptly of the assertion against it or any other person of any claim or the commencement of any action or proceeding relating to a transaction contemplated by this agreement.

(d) If for any reason (other than BTIG’s fraud, willful misconduct or gross negligence) the foregoing indemnity is unavailable to BTIG or insufficient to hold BTIG harmless, then the Sponsor shall contribute to the amount paid or payable by BTIG as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect not only the relative benefits received by the Sponsor on the one hand and BTIG on the other, but also the relative fault of the Sponsor on the one hand and BTIG on the other that resulted in such losses, claims, damages or liabilities, as well as any relevant equitable considerations. The amounts paid or payable by a party in respect of losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees and expenses incurred in defending any litigation, proceeding or other action or claim. Notwithstanding the provisions hereof, BTIG’s share of the liability hereunder shall not be in excess of the amount of fees actually received, or to be received, by BTIG under this agreement.

(e) These indemnification provisions shall remain in full force and effect whether or not the Proposed Offering contemplated by this agreement is completed and shall survive the termination of this agreement, and shall be in addition to any liability that the Sponsor might otherwise have to any indemnified party under this agreement or otherwise.

2. The Sponsor acknowledges and agrees that this agreement and the terms hereof are confidential and will not be disclosed to anyone other than the officers and directors of the Sponsor and the accountants, advisors and legal counsel of the Sponsor. The Sponsor acknowledges and agrees that BTIG is not and shall not be construed as a fiduciary of the Sponsor and shall have no duties or liabilities to the equity holders or the creditors of the Sponsor or any other person by virtue of this agreement, all of which are hereby expressly waived. BTIG will act hereunder as an independent contractor and in no other capacity and any duties of BTIG arising out of this agreement shall be owed solely to the Sponsor and to no other party.

3. This agreement is in addition to that certain letter agreement by and between Stellar V Sponsor LLC and BTIG with respect to a proposed initial public offering, dated as of June [DATE], 2024 (the “Engagement Letter”). For the avoidance of doubt, the Engagement Letter shall remain in full force and effect and shall not be deemed to be amended hereby.

4. For the avoidance of doubt, it is acknowledged and agreed by the Sponsor that this agreement does not constitute a binding agreement or commitment by BTIG to conduct the Proposed Offering or to purchase or place any securities, units or membership interests.

5. The Sponsor agrees that the assistance BTIG has been providing in connection with the Proposed Offering prior to the date hereof is sufficient consideration for BTIG’s rights under this agreement. This agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement (“Claim”), directly or indirectly, shall be governed by and construed in accordance with the laws of the State of New York. No Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have exclusive jurisdiction over the adjudication of such matters, and the Sponsor and BTIG consent to the jurisdiction of such courts and personal service with respect thereto. EACH OF BTIG AND THE SPONSOR WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING OR CLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT.

If you are in agreement with the foregoing, please sign and return to us one copy of this agreement. This agreement may be executed in counterparts (including facsimile or .pdf counterparts), each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Yours truly,

BTIG, LLC

By:
	Name:	Paul Wood
	Title:	Managing Director

Accepted and agreed
as of the date first written above:

Stellar V Sponsor LLC

By:
	Name:	Akis Tsirigakis
	Title:	President

By:
	Name:	George Syllantavos
	Title:	Secretary

3